INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Federal statutory tax rate	21.00%	21.00%
State tax, net of federal benefit	6.00%	6.00%
Total tax rate	27.00%	27.00%
Allowance	27.00%	27.00%
Effective tax rate
Net operating loss carryforwards	$ 3,060,000	$ 2,434,000
Accrued compensation
Deferred tax asset	3,060,000	2,434,000
Valuation allowance	(3,060,000)	(2,434,000)
Net deferred tax asset